================================================================================
--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               Amendment No. 1 to
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 15, 2006


                   HARTFORD LIFE GLOBAL FUNDING TRUST 2005-073
                (BY HARTFORD LIFE INSURANCE COMPANY AS DEPOSITOR)
             (Exact name of registrant as specified in its charter)


          DELAWARE                  333-123441-13             NOT APPLICABLE
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)


                   HARTFORD LIFE GLOBAL FUNDING TRUST 2005-073
                       C/O HARTFORD LIFE INSURANCE COMPANY
                              200 HOPMEADOW STREET
                           SIMSBURY, CONNECTICUT 06089
                    (Address of principal executive offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (860) 547-5000

                    ----------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------
================================================================================

ITEM 8.01 OTHER EVENTS.

This amendment No. 1 to Form 8-K for Hartford Life Global Funding Trust 2005-073 is filed solely for the purpose of stating that the Form 8-K, accession number 0000930413-06-001767, which filed on March 6, 2006 was submitted in error due to a clerical error and is to be disregarded.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HARTFORD LIFE GLOBAL FUNDING TRUST 2005-073
                                   (BY HARTFORD LIFE INSURANCE COMPANY AS
                                   DEPOSITOR)

DATE:  March 7, 2006               BY:  /S/ JEFFREY L. JOHNSON
                                   ---------------------------------------------
                                   Name: Jeffrey L. Johnson
                                   Title: Assistant Vice President